UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-5497

Western Asset Municipal High Income Fund Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY			10004
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place, 4th Floor Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2007

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Western Asset Municipal
High Income Fund Inc.
(MHF)

SEMI-ANNUAL
REPORT

APRIL 30, 2007

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

	Western Asset Municipal High
	Income Fund Inc.

Semi-Annual Report • April 30, 2007

What’s	Letter from the Chairman	I
Inside	Fund at a Glance	2
	Schedule of Investments	3
	Statement of Assets and Liabilities	13
	Statement of Operations	14
	Statements of Changes in Net Assets	15
	Financial Highlights	16
	Notes to Financial Statements	17
	Financial Data	22
Fund Objective	Additional Shareholder Information	23
The Fund seeks high current	Dividend Reinvestment Plan	24
income exempt from federal
income tax.

Letter from the Chairman

Dear Shareholder,

The U.S. economy showed signs of weakening during the six-month reporting period. U.S. gross domestic product (“GDP”)[i] expanded 2.5% in the fourth quarter of 2006. Based on the preliminary estimate from the U.S. Commerce Department, GDP growth was a tepid 0.6% in the first quarter of 2007. While consumer spending remained fairly solid, ongoing troubles in the housing market continued to negatively impact the economy. In addition, corporate spending was mixed during the reporting period.

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

After increasing the federal funds rateii to 5.25% in June 2006 — its 17th consecutive rate hike — the Federal Reserve Board (“Fed”)iii held rates steady at its last seven meetings. In its statement accompanying the May 2007 meeting, the Fed stated, “Economic growth slowed in the first part of this year and the adjustment in the housing sector is ongoing. Nevertheless, the economy seems likely to expand at a moderate pace over coming quarters. Core inflation remains somewhat elevated. Although inflation pressures seem likely to moderate over time, the high level of resource utilization has the potential to sustain those pressures.”

During the reporting period, short- and long-term Treasury yields experienced periods of volatility. Initially, yields fluctuated given mixed economic data and shifting expectations regarding the Fed’s future monetary policy. Yields then fell sharply at the end of February 2007, as economic data weakened and the stock market experienced its largest one-day decline in more than five years. Overall, during the six months ended April 30, 2007, two-year Treasury yields fell from 4.71% to 4.60%. Over the same period, 10-year Treasury yields moved from 4.61% to 4.63%.

Looking at the municipal market, it lagged its taxable bond counterparts over the six months ended April 30, 2007. Over that period, the Lehman Brothers Municipal

Western Asset Municipal High Income Fund Inc.	I

Bond Indexiv and the Lehman Brothers U.S. Aggregate Index[v] returned 1.59% and 2.64%, respectively.

Performance Review

For the six months ended April 30, 2007, the Western Asset Municipal High Income Fund Inc. returned 3.07% based on its net asset value (“NAV”)vi and 7.28% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Fund’s unmanaged benchmark , the Lehman Brothers Municipal Bond Index, returned 1.59% over the same time frame. The Lipper High Yield Municipal Debt Closed-End Funds Category Averagevii increased 2.77% for the same period. Please note that Lipper performance returns are based on each fund’s NAV per share.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

During this six-month period, the Fund made distributions to shareholders totaling $0.20 per share (which may have included a return of capital). The performance table shows the Fund’s six-month total return based on its NAV and market price as of April 30, 2007. Past performance is no guarantee of future results.

Performance Snapshot as of April 30, 2007 (unaudited)

Six-Month
Price Per Share	Total Return

$8.26 (NAV)	3.07%
$8.20 (Market Price)	7.28%

All figures represent past performance and are not a guarantee of future results.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares.

II	Western Asset Municipal High Income Fund Inc.

Special Shareholder Notices
On May 17, 2007, the Board of Directors of the Fund approved changes to the non-fundamental investment policies relating to the Fund’s ability to invest in derivative instruments.

Effective June 1, 2007, the Fund may use a variety of derivative instruments for investment purposes, as well as for hedging or risk-management purposes. Previously, the Fund had been limited to the use of derivative instruments for hedging and risk-management purposes only. The use of derivative instruments is intended to provide Legg Mason Partners Fund Advisor, LLC, (“LMPFA”), the Fund’s investment manager and Western Asset Management Company (“Western Asset”), the Fund’s subadviser, greater flexibility in making investment decisions and opportunity to seek to achieve the Fund’s investment objectives.

Prior to October 9, 2006, this Fund operated under the name Municipal High Income Fund Inc.

Looking for Additional Information?

The Fund is traded under the symbol “MHF” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XMHFX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/InvestorServices.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

Western Asset Municipal High Income Fund Inc.	III

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

June 4, 2007

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. High yield bonds involve greater credit and liquidity risks than investment grade bonds. Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes may apply. Capital gains, if any, are fully taxable.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The Lehman Brothers Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

[v]

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price, as determined by supply of and demand for the Fund's shares.

vii

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended April 30, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 15 funds in the Fund's Lipper category.

IV	Western Asset Municipal High Income Fund Inc.

Take Advantage of the Fund’s Dividend Reinvestment Plan

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan (“Plan”), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. A more complete description of the Plan begins on page 24. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the shares is equal to or higher than 98% of the net asset value (“NAV”) per share on the date of valuation, you will be issued shares for the equivalent of either 98% of the most recently determined NAV per share or 95% of the market price, whichever is greater.

If 98% of the NAV per share at the time of valuation is greater than the market price of the common stock, the Fund will buy shares for your account in the open market or on the New York Stock Exchange.

If the Fund begins to purchase additional shares in the open market and the market price of the shares subsequently rises above 98% of the NAV before the purchases are completed, the Fund will attempt to cancel any remaining orders and issue the remaining dividend or distribution in shares at 98% of the Fund’s NAV per share. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

To find out more detailed information about the Plan and about how you can participate, please call American Stock Transfer & Trust Company at 1-877-366-6441.

Western Asset Municipal High Income Fund Inc. 2007 Semi-Annual Report	1

Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

2	Western Asset Municipal High Income Fund Inc. 2007 Semi-Annual Report

Schedule of Investments (April 30, 2007) (unaudited)

WESTERN ASSET MUNICIPAL HIGH INCOME FUND INC.

Face
Amount	Rating‡	Security	Value
MUNICIPAL BONDS — 98.2%
Alaska — 1.7%
$1,055,000	NR	Alaska Industrial Development & Export Authority Revenue,
		Williams Lynxs Alaska Cargoport, 8.125% due 5/1/31 (a)	$1,133,946
1,650,000	AAA	Alaska State Housing Financial Corp., General Housing, Series B,
		MBIA-Insured, 5.250% due 12/1/30	1,774,608
		Total Alaska	2,908,554

Arizona — 2.7%
1,500,000	NR	Casa Grande, AZ, IDA, Hospital Revenue, Casa Grande Regional
		Medical Center, Series A, 7.625% due 12/1/29	1,659,630
1,760,000	Aaa(b)	Phoenix, AZ, IDA, MFH Revenue, Ventana Palms Apartments Project,
		Series B, 8.000% due 10/1/34	1,965,603
1,000,000	AAA	Yuma & La Paz Counties, Arizonal Community College District,
		Arizona Western College, FSA-Insured, 5.000% due 7/1/24	1,056,860
		Total Arizona	4,682,093

Arkansas — 1.0%
		Arkansas State Development Financing Authority:
1,000,000	BBB	Hospital Revenue, Washington Regional Medical Center,
		Call 2/1/10 @ 100, 7.375% due 2/1/29 (c)	1,094,440
600,000	BB	Industrial Facilities Revenue, Potlatch Corp. Projects, Series A,
		7.750% due 8/1/25 (a)	679,422
		Total Arkansas	1,773,862

California — 12.1%
1,500,000	NR	Barona, CA, Band of Mission Indians, GO, 8.250% due 1/1/20 (d)	1,554,120
2,000,000	A2(b)	California Health Facilities Financing Authority Revenue, Refunding,
		Cedars-Sinai Medical Center, 5.000% due 11/15/27	2,077,360
		California State Department of Water Resources & Power Supply Revenue, Series A:
5,000,000	AAA	MBIA-IBC-Insured, Call 5/1/12 @ 101, 5.375% due 5/1/21 (c)(e)	5,439,450
1,500,000	AAA	XLCA-Insured, Call 5/1/12 @ 101, 5.375% due 5/1/17 (c)	1,631,835
2,500,000	A+	California State, GO, Various Purpose, 5.000% due 9/1/35 (e)	2,627,275
1,500,000	NR	California Statewide CDA Revenue, East Valley Tourist Project, Series A,
		9.250% due 10/1/20	1,646,490
		Golden State Tobacco Securitization Corp., California Tobacco Settlement Revenue:
2,000,000	AAA	Asset Backed, Series A-4, Call 6/1/13 @ 100, 7.800% due 6/1/42 (c)	2,437,720
1,000,000	AAA	Enhanced Asset Backed, Series B, Call 6/1/13 @ 100,
		5.625% due 6/1/38 (c)	1,101,600
600,000	BBB+	Redding, CA, Redevelopment Agency, Tax Allocation, Shastec Redevelopment
		Project, 5.000% due 9/1/29	619,272
1,865,000	Ba2(b)	Vallejo, CA, COP, Touro University, 7.375% due 6/1/29	1,946,519
		Total California	21,081,641

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2007 Semi-Annual Report	3

Schedule of Investments (April 30, 2007) (unaudited) (continued)

Face
Amount	Rating‡	Security	Value
Colorado — 3.2%
$500,000	NR	Beacon Point Metropolitan District, GO, Series A, 6.250% due 12/1/35	$532,020
		Colorado Educational & Cultural Facilities Authority Revenue:
		Charter School:
1,230,000	AAA	Bromley School Project, Refunding, XLCA-Insured, 5.125% due 9/15/25	1,319,372
805,000	AAA	Peak to Peak Project, Call 8/15/11 @100, 7.500% due 8/15/21 (c)	902,268
785,000	NR	Elbert County Charter, 7.375% due 3/1/35	845,563
810,000	AAA	Unrefunded, University of Denver Project, Series B, FGIC-Insured,
		5.250% due 3/1/23	892,231
500,000	NR	High Plains, CO, Metropolitan District, Series A, GO, 6.250% due 12/1/35	535,575
500,000	NR	Southlands, CO, Metropolitan District Number 1, GO, 7.125% due 12/1/34	549,185
		Total Colorado	5,576,214

District of Columbia — 1.2%
1,895,000	AAA	District of Columbia COP, District Public Safety & Emergency, AMBAC-Insured,
		5.500% due 1/1/20	2,056,208

Florida — 10.9%
970,000	NR	Beacon Lakes, FL, Community Development District, Special Assessment,
		Series A, 6.900% due 5/1/35	1,059,725
1,500,000	NR	Bonnet Creek Resort Community Development District, Special Assessment,
		7.500% due 5/1/34	1,642,965
2,000,000	NR	Capital Projects Finance Authority, FL, Continuing Care Retirement Glenridge
		on Palmer Ranch, Series A, Call 6/1/12 @ 102, 8.000% due 6/1/32 (c)	2,385,360
2,000,000	NR	Capital Projects Finance Authority of Florida, Student Housing Revenue,
		Capital Projects Loan Program, Florida University, Series A,
		Call 8/15/10 @ 103, 7.850% due 8/15/31 (c)	2,306,080
950,000	NR	Century Parc Community Development District, Special Assessment,
		7.000% due 11/1/31	1,008,786
1,000,000	A2(b)	Highlands County, FL, Health Facilities Authority Revenue, Adventist Health
		Systems, Series D, Call 11/15/12 @ 100, 6.000% due 11/15/25 (c)	1,111,480
2,000,000	BB+	Martin County, FL, IDA Revenue, Indiantown Cogeneration Project, Series A,
		7.875% due 12/15/25 (a)	2,005,420
1,000,000	NR	Orange County, FL, Health Facilities Authority Revenue, First Mortgage, GF,
		Orlando Inc. Project, 9.000% due 7/1/31	1,098,710
450,000	AAA	Palm Beach County, FL, Health Facilities Authority Revenue, John F. Kennedy
		Memorial Hospital Inc. Project, 9.500% due 8/1/13 (f)	529,434
2,000,000	NR	Reunion East Community Development District, Special Assessment,
		Series A, 7.375% due 5/1/33	2,257,260
1,000,000	B-	Santa Rosa, FL, Bay Bridge Authority Revenue, 6.250% due 7/1/28	1,012,320
1,000,000	AAA	University of Central Florida, COP, Series A, FGIC-Insured, 5.000% due 10/1/25	1,053,980
1,450,000	NR	Waterlefe, FL, Community Development District, Golf Course Revenue,
		8.125% due 10/1/25	1,480,957
		Total Florida	18,952,477

Georgia — 4.0%
		Atlanta, GA, Airport Revenue:
1,000,000	AAA	Series B, FGIC-Insured, 5.625% due 1/1/30 (a)	1,044,160

See Notes to Financial Statements.

4	Western Asset Municipal High Income Fund Inc. 2007 Semi-Annual Report

Schedule of Investments (April 30, 2007) (unaudited) (continued)

Face
Amount	Rating‡	Security	Value
Georgia — 4.0% (continued)
$1,000,000	AAA	Series G, FSA-Insured, 5.000% due 1/1/26	$1,050,550
2,500,000	NR	Atlanta, GA, Tax Allocation, Atlantic Station Project, 7.900% due 12/1/24 (e)	2,765,650
1,000,000	A-(g)	Gainesville & Hall County, GA, Development Authority Revenue, Senior Living
		Facilities, Lanier Village Estates, Series C, 7.250% due 11/15/29	1,081,490
1,005,000	NR	Walton County, GA, IDA Revenue, Walton Manufacturing Co. Project,
		8.500% due 9/1/07	1,009,301
		Total Georgia	6,951,151

Illinois — 1.8%
2,000,000	AAA	Chicago, IL, GO, Neighborhoods Alive 21 Program, FGIC-Insured,
		Call 1/1/11 @ 100, 5.500% due 1/1/31 (c)	2,122,100
1,000,000	BBB	Illinois Finance Authority Revenue, Refunding, Chicago Charter School
		Project, 5.000% due 12/1/26	1,031,450
		Total Illinois	3,153,550

Indiana — 0.5%
		County of St Joseph, IN, EDR, Holy Cross Village Notre Dame Project, Series A:
285,000	NR	6.000% due 5/15/26	303,975
550,000	NR	6.000% due 5/15/38	581,735
		Total Indiana	885,710

Kansas — 0.7%
1,150,000	A-1(b)	Salina, KS, Hospital Revenue, Refunding & Improvement Salina Regional Health,
		5.000% due 10/1/22	1,209,030

Louisiana — 0.6%
1,000,000	NR	Epps, LA, COP, 8.000% due 6/1/18	1,043,920

Maryland — 1.6%
1,500,000	AAA	Maryland State Economic Development Corp. Revenue, Chesapeake Bay,
		Series A, Call 12/1/09 @ 101, 7.730% due 12/1/27 (c)	1,660,515
1,000,000	NR	Maryland State Health & Higher EFA Revenue, Refunding, Edenwald, Series A,
		5.400% due 1/1/31	1,043,980
		Total Maryland	2,704,495

Massachusetts — 3.9%
915,000	NR	Boston, MA, Industrial Development Financing Authority Revenue,
		Roundhouse Hospitality LLC Project, 7.875% due 3/1/25 (a)	928,167
1,000,000	AAA	Massachusetts State, School Building Authority, Dedicated Sales Tax Revenue,
		Series A, FSA-Insured, 5.000% due 8/15/20	1,066,950
1,000,000	NR	Massachusetts State DFA Revenue, Briarwood, Series B, Call 12/1/10 @ 101,
		8.250% due 12/1/30 (c)	1,157,340
1,000,000	BBB	Massachusetts State HEFA Revenue, Caritas Christi Obligation, Series B,
		6.750% due 7/1/16	1,123,730
1,830,000	AAA	Massachusetts State IFA Revenue, Assisted Living Facilities,
		Marina Bay LLC Project, Call 12/1/07 @ 103, 7.500% due 12/1/27 (a)(c)	1,921,152
390,000	AAA	Massachusetts State Port Authority Revenue, 13.000% due 7/1/13 (f)	505,432
		Total Massachusetts	6,702,771

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2007 Semi-Annual Report	5

Schedule of Investments (April 30, 2007) (unaudited) (continued)

Face
Amount	Rating‡	Security	Value
Michigan — 7.0%
$2,130,000	NR	Allen Academy, COP, 7.500% due 6/1/23	$2,147,722
		Cesar Chavez Academy, COP:
1,000,000	BBB-	6.500% due 2/1/33	1,060,130
1,000,000	BBB-	8.000% due 2/1/33	1,134,640
1,000,000	NR	Gaudior Academy, COP, 7.250% due 4/1/34	1,013,770
1,750,000	NR	Kalamazoo Advantage Academy, COP, 8.000% due 12/1/33	1,915,480
3,000,000	A+	Michigan State Hospital Finance Authority, Refunding Hospital,
		Sparrow Obligated, 5.000% due 11/15/31 (e)	3,091,650
1,000,000	NR	Star International Academy, COP, 7.000% due 3/1/33	1,032,030
700,000	NR	William C. Abney Academy, COP, 6.750% due 7/1/19	706,461
		Total Michigan	12,101,883

Mississippi — 0.9%
1,480,000	Aaa(b)	Jackson, MS, Public School District, FSA-Insured, 5.000% due 10/1/20	1,574,306

Missouri — 0.8%
1,300,000	A	Missouri State HEFA Revenue, Refunding, St Lukes Episcopal,
		5.000% due 12/1/21	1,354,184

Montana — 1.4%
2,475,000	NR	Montana State Board of Investment, Resource Recovery Revenue,
		Yellowstone Energy LP Project, 7.000% due 12/31/19 (a)	2,483,390

New Hampshire — 1.0%
1,600,000	A	New Hampshire HEFA Revenue, Covenant Health System, 5.500% due 7/1/34	1,691,904

New Jersey — 8.4%
1,500,000	AAA	Casino Reinvestment Development Authority Revenue, Series A, MBIA-Insured,
		5.250% due 6/1/20 (e)	1,630,455
1,000,000	NR	New Jersey EDA, Retirement Community Revenue, SeaBrook Village Inc.,
		Series A, Call 11/15/10 @ 101, 8.250% due 11/15/30 (c)	1,153,140
5,000,000	NR	New Jersey EDA Revenue, Refunding, Series B, 6.875% due 1/1/37 (e)	5,471,800
		New Jersey Health Care Facilities Financing Authority Revenue:
1,000,000	BBB	Holy Name Hospital, 5.000% due 7/1/36	1,016,850
3,000,000	BBB-	Trinitas Hospital Obligation Group, 7.500% due 7/1/30 (e)	3,279,900
1,750,000	AAA	Tobacco Settlement Financing Corp., Call 6/1/13 @ 100, 6.750% due 6/1/39 (c)	2,033,938
		Total New Jersey	14,586,083

New Mexico — 1.3%
180,000	AAA	Albuquerque, NM, Hospital Revenue, Southwest Community Health Services,
		Call 8/1/08 @100, 10.000% due 8/1/12 (c)	191,473
1,000,000	NR	Otero County, NM, Jail Project Revenue, 7.500% due 12/1/24	1,053,220
1,000,000	A+	Sandoval County, NM, Incentive Payment Revenue, Refunding,
		5.000% due 6/1/20	1,056,390
		Total New Mexico	2,301,083

New York — 10.0%
700,000	NR	Brookhaven, NY, IDA Civic Facilities Revenue, Memorial Hospital Medical
		Center Inc., Series A, Call 11/15/10 @101, 8.250% due 11/15/30 (c)	810,215

See Notes to Financial Statements.

6	Western Asset Municipal High Income Fund Inc. 2007 Semi-Annual Report

Schedule of Investments (April 30, 2007) (unaudited) (continued)

Face
Amount	Rating‡	Security	Value
New York — 10.0% (continued)
$2,000,000	AAA	Metropolitan Transportation Authority of New York, Series A, AMBAC-Insured,
		5.000% due 7/1/30	$2,082,860
1,000,000	NR	Monroe County, NY, IDA, Civic Facilities Revenue, Woodland Village Project,
		Call 11/15/10 @ 102, 8.550% due 11/15/32 (c)	1,172,430
		New York City, NY, IDA, Civic Facilities Revenue:
1,315,000	NR	Community Residence for the Developmentally Disabled Project,
		7.500% due 8/1/26	1,346,100
930,000	NR	Special Needs Facilities Pooled Program, Series A-1, Call 7/1/10 @ 102,
		8.125% due 7/1/19 (c)	1,032,625
1,000,000	AAA	New York City, NY, Municipal Water Finance Authority, Water & Sewer System
		Revenue, Series C, MBIA-Insured, 5.000% due 6/15/27	1,060,140
		New York State Dormitory Authority Revenue:
2,090,000	AA+	Cornell University, Series A, 5.000% due 7/1/21	2,247,210
1,500,000	AAA	Mental Health Services Facilities Improvement, Series B, AMBAC-Insured,
		5.000% due 2/15/35	1,575,825
1,450,000	AAA	Montefiore Hospital, FGIC/FHA-Insured, 5.000% due 8/1/29	1,526,908
2,500,000	BB	New York University Hospitals Center, Series A, 5.000% due 7/1/26	2,592,650
		Suffolk County, NY, IDA:
910,000	NR	Civic Facilities Revenue, Eastern Long Island Hospital Association,
		Series A, 7.750% due 1/1/22	963,290
1,000,000	BBB-	Continuing Care Retirement Revenue, Refunding, Jeffersons Ferry Project,
		5.000% due 11/1/28	1,025,070
		Total New York	17,435,323

North Carolina — 0.6%
935,000	NR	North Carolina Medical Care Community, Health Care Facilities Revenue,
		First Mortgage, DePaul Community Facilities Project, 7.625% due 11/1/29	979,422

Ohio — 3.5%
1,500,000	BBB	Cuyahoga County, OH, Hospital Facilities Revenue, Canton Inc. Project,
		7.500% due 1/1/30	1,652,985
1,500,000	A-	Miami County, OH, Hospital Facilities Revenue, Refunding and Improvement
		Upper Valley Medical Center, 5.250% due 5/15/21 (e)	1,591,875
60,000	AAA	Montgomery County, OH, Health Systems Revenue, Unrefunded Balance,
		Series B-1, 8.100% due 7/1/18	61,019
1,500,000	BBB-	Ohio State, Air Quality Development Authority Revenue, Cleveland Pollution
		Control, Series A, 6.000% due 12/1/13	1,533,135
1,260,000	AA+	Riversouth Authority Ohio, Revenue, Riversouth Area Redevelopment, Series A,
		5.000% due 12/1/25	1,331,934
		Total Ohio	6,170,948

Oregon — 0.6%
1,000,000	A+	Salem, OR, Hospital Facility Authority Revenue, Salem Hospital Project,
		Series A, 5.000% due 8/15/36	1,029,880

Pennsylvania — 3.8%
2,200,000	C(b)	Allegheny County, PA, IDA, Airport Special Facilities Revenue, USAir Inc. Project,
		Series B, 8.500% due 3/1/21 (a)(h)	220

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2007 Semi-Annual Report	7

Schedule of Investments (April 30, 2007) (unaudited) (continued)

Face
Amount	Rating‡	Security	Value
Pennsylvania — 3.8% (continued)
$1,000,000	NR	Cumberland County, PA, Municipal Authority Retirement Community Revenue,
		Wesley Affiliate Services Inc. Project, Series A, Call 1/1/13 @ 101,
		7.250% due 1/1/35 (c)	$1,176,670
1,000,000	BBB	Lebanon County, PA, Health Facilities Authority Revenue, Good Samaritan
		Hospital Project, 6.000% due 11/15/35	1,082,080
2,640,000	NR	Montgomery County, PA, Higher Education & Health Authority Revenue,
		Temple Continuing Care Center, 6.625% due 7/1/19 (h)	105,600
965,000	NR	Northumberland County, PA, IDA Facilities Revenue, NHS Youth Services Inc.
		Project, Series A, 7.500% due 2/15/29	1,036,178
1,000,000	NR	Philadelphia, PA, Authority for IDR, Host Marriot LP Project,
		Remarketed 10/31/95, 7.750% due 12/1/17	1,000,990
2,000,000	NR	Westmoreland County, PA, IDA Revenue, Health Care Facilities,
		Redstone Highlands Health, Series B, Call 11/15/10 @ 101,
		8.125% due 11/15/30 (c)	2,293,800
		Total Pennsylvania	6,695,538

South Carolina — 0.2%
300,000	NR	McCormick County, SC, COP, 9.750% due 7/1/09	301,428

Tennessee — 2.1%
1,000,000	AA-	Clarksville, TN, Natural Gas Acquisition Corp. Gas Revenue,
		5.000% due 12/15/21	1,077,590
2,500,000	NR	Shelby County, TN, Health Educational & Housing Facilities Board Revenue,
		Trezevant Manor Project, Series A, 5.750% due 9/1/37	2,574,325
		Total Tennessee	3,651,915

Texas — 8.6%
560,000	NR	Bexar County, TX, Housing Financial Corp., MFH Revenue, Continental Lady
		Ester, Series A, 6.875% due 6/1/29	546,622
1,000,000	BBB	Garza County Public Facility Corp., 5.500% due 10/1/18	1,084,090
2,000,000	BBB-	Gulf Coast of Texas, IDA, Solid Waste Disposal Revenue, CITGO Petroleum
		Corp. Project, 7.500% due 10/1/12 (a)(i)	2,244,320
2,750,000	B-	Houston, TX, Airport Systems Revenue, Special Facilities, Continental Airlines Inc.
		Project, Series C, 6.125% due 7/15/27 (a)(e)	2,755,637
1,000,000	AAA	Laredo, TX, ISD Public Facility Corp. Lease Revenue, Series A, AMBAC-Insured,
		5.000% due 8/1/29	1,032,310
1,000,000	NR	Midlothian, TX, Development Authority, Tax Increment Contract Revenue,
		6.200% due 11/15/29	1,069,160
1,000,000	AAA	North Texas Tollway Authority, Dallas North Tollway Systems Revenue, Series A,
		FSA-Insured, 5.000% due 1/1/35	1,047,880
1,000,000	BBB-	Port Corpus Christi, TX, Industrial Development Corp., CITGO Petroleum Corp.
		Project, 8.250% due 11/1/31 (a)	1,029,080
1,865,000	NR	West Texas Detention Facility Corp. Revenue, 8.000% due 2/1/25	1,936,299
		Willacy County, TX, PFC Project Revenue:
1,000,000	NR	County Jail, 7.500% due 11/1/25	1,070,810
1,000,000	NR	Series A-1, 8.250% due 12/1/23	1,046,770
		Total Texas	14,862,978

See Notes to Financial Statements.

8	Western Asset Municipal High Income Fund Inc. 2007 Semi-Annual Report

Schedule of Investments (April 30, 2007) (unaudited) (continued)

Face
Amount	Rating‡	Security	Value
Virginia — 1.5%
$415,000	NR	Alexandria, VA, Redevelopment & Housing Authority, MFH Revenue,
		Parkwood Court Apartments Project, Series C, 8.125% due 4/1/30	$435,198
1,000,000	NR	Broad Street CDA Revenue, 7.500% due 6/1/33	1,133,690
1,000,000	BBB(g)	Fairfax County, VA, EDA Revenue, Retirement Community,
		Greenspring Village, Inc., Series A, Call 10/1/09 @ 102,
		7.500% due 10/1/29 (c)	1,104,900
		Total Virginia	2,673,788

Wisconsin — 0.6%
1,000,000	BBB+	Wisconsin State HEFA Revenue, Aurora Health Care, 6.400% due 4/15/33	1,108,080
		TOTAL INVESTMENTS — 98.2% (Cost — $165,147,247#)	170,683,809
		Other Assets in Excess of Liabilities — 1.8%	3,086,749
		TOTAL NET ASSETS — 100.0%	$173,770,558

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted.
(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).
(b)	Rating by Moody’s Investors Service.
(c)	Pre-Refunded bonds are escrowed with government obligations and/or government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
(d)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(e)	All or a portion of this security is segregated for open futures contracts.
(f)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
(g)	Rating by Fitch Ratings Service.
(h)	Security is currently in default.
(i)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2007.
#	Aggregate cost for federal income tax purposes is substantially the same.

See pages 11 and 12 for definitions of ratings.

Abbreviations used in this schedule:
	AMBAC	–	Ambac Assurance Corporation
	CDA	–	Community Development Authority
	COP	–	Certificate of Participation
	DFA	–	Development Finance Agency
	EDA	–	Economic Development Authority
	EDR	–	Economic Development Revenue
	EFA	–	Educational Facilities Authority
	FGIC	–	Financial Guaranty Insurance Company
	FHA	–	Federal Housing Administration
	FSA	–	Financial Security Assurance
	GO	–	General Obligation
	HEFA	–	Health & Educational Facilities Authority
	IBC	–	Insured Bond Certificates
	IDA	–	Industrial Development Authority
	IDR	–	Industrial Development Revenue
	IFA	–	Industrial Finance Agency
	ISD	–	Independent School District
	MBIA	–	Municipal Bond Investors Assurance Corporation
	MFH	–	Multi-Family Housing
	PFC	–	Public Facilities Corporation
	XLCA	–	XL Capital Assurance Inc.

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2007 Semi-Annual Report	9

Schedule of Investments (April 30, 2007) (unaudited) (continued)

Summary of Investments by Industry* (unaudited)

Pre-Refunded	21.2%
Hospitals	20.0
Education	13.5
Transportation	8.5
Industrial Development	4.6
Public Facilities	3.7
General Obligation	3.4
Housing:Multi-Family	2.8
Life Care Systems	2.7
Cogeneration Facilities	2.6
Pollution Control	2.6
Tax Allocation	1.0
Utilities	0.6
Water & Sewer	0.6
Escrowed to Maturity	0.6
Miscellaneous	11.6
100.0%

* As a percentage of total investments. Please note that Fund holdings are as of April 30, 2007 and subject to change.

See Notes to Financial Statements.

10	Western Asset Municipal High Income Fund Inc. 2007 Semi-Annual Report

Bond Ratings (unaudited)
The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B,
CCC,
CC and C	—

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	—

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	—

Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Western Asset Municipal High Income Fund Inc. 2007 Semi-Annual Report	11

Bond Ratings (unaudited) (continued)
Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (—) sign to show relative standings within the major rating categories.
AAA	—	Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B,
CCC
and CC	—

Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s, or Fitch Ratings Service.

12	Western Asset Municipal High Income Fund Inc. 2007 Semi-Annual Report

Statement of Assets and Liabilities (April 30, 2007) (unaudited)

ASSETS:
Investments, at value (Cost — $165,147,247)	$170,683,809
Cash	111,389
Interest receivable	3,461,488
Receivable for securities sold	15,000
Prepaid expenses	15,627
Total Assets	174,287,313

LIABILITIES:
Payable to broker — variation margin on open futures contracts	215,156
Distributions payable	97,743
Investment management fee payable	78,578
Accrued expenses	125,278
Total Liabilities	516,755
Total Net Assets	$173,770,558

NET ASSETS:
Par value ($0.01 par value; 21,035,711 shares issued and outstanding; 500,000,000 shares authorized)	$210,357
Paid-in capital in excess of par value	192,590,225
Undistributed net investment income	472,679
Accumulated net realized loss on investments and futures contracts	(25,362,875)
Net unrealized appreciation on investments and futures contracts	5,860,172
Total Net Assets	$173,770,558

Shares Outstanding	21,035,711
Net Asset Value	$8.26

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2007 Semi-Annual Report	13

Statement of Operations (For the six months ended April 30, 2007) (unaudited)

INVESTMENT INCOME:
Interest	$5,081,040

EXPENSES:
Investment management fee (Note 2)	472,398
Directors’ fees	227,977
Legal fees	52,680
Shareholder reports	23,640
Audit and tax	19,713
Stock exchange listing fees	12,280
Transfer agent fees	4,911
Insurance	2,043
Custody fees	905
Miscellaneous expenses	9,140
Total Expenses	825,687
Less: Fee waivers and/or expense reimbursements (Note 2)	(95,677)
Net Expenses	730,010
Net Investment Income	4,351,030

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	(1,663,132)
Futures contracts	160,030
Net Realized Loss	(1,503,102)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	1,734,879
Futures contracts	558,305
Change in Net Unrealized Appreciation/Depreciation	2,293,184
Net Gain on Investments and Futures Contracts	790,082
Increase in Net Assets From Operations	$5,141,112

See Notes to Financial Statements.

14	Western Asset Municipal High Income Fund Inc. 2007 Semi-Annual Report

Statements of Changes in Net Assets
For the six months ended April 30, 2007 (unaudited)
and the year ended October 31, 2006

	2007	2006
OPERATIONS:
Net investment income	$4,351,030	$8,924,290
Net realized gain (loss)	(1,503,102)	2,320,936
Change in net unrealized appreciation/depreciation	2,293,184	3,054,466
Increase in Net Assets From Operations	5,141,112	14,299,692
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(4,287,617)	(8,568,898)
Decrease in Net Assets From Distributions to Shareholders	(4,287,617)	(8,568,898)
FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares (15,443 shares issued)	124,679	—
Reinvestment of distributions (18,067 shares issued)	145,313	—
Increase in Net Assets From Fund Share Transactions	269,992	—
Increase in Net Assets	1,123,487	5,730,794

NET ASSETS:
Beginning of period	172,647,071	166,916,277
End of period*	$173,770,558	$172,647,071
	$472,679	$409,266

*                                            Includes undistributed net investment income of:

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2007 Semi-Annual Report	15

Financial Highlights

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

	2007(1)		2006	2005		2004	2003	2002
Net Asset Value, Beginning of Period	$8.22		$7.95	$7.84		$7.92	$8.16	$8.67
Income (Loss) From Operations:
Net investment income	0.21		0.42	0.45		0.51	0.57	0.58
Net realized and unrealized gain (loss)	0.03		0.26	0.11		(0.05)	(0.25)	(0.52)
Total Income From Operations	0.24		0.68	0.56		0.46	0.32	0.06
Less Distributions From:
Net investment income	(0.20)		(0.41)	(0.45)		(0.53)	(0.56)	(0.57)
In excess of net investment income	—		—	—		(0.01)	—	—
Total Distributions	(0.20)		(0.41)	(0.45)		(0.54)	(0.56)	(0.57)
Net Asset Value, End of Period	$8.26		$8.22	$7.95		$7.84	$7.92	$8.16
Market Price, End of Period	$8.20		$7.84	$7.10		$7.39	$7.65	$7.68
Total Return, Based on NAV(2)(3)	3.07%		9.24%	7.82	%(4)	6.32%	4.42%	0.91%
Total Return, Based on Market Price(3)	7.28%		16.66%	2.16%		3.76%	7.17%	(4.70)%
Net Assets, End of Period (millions)	$174		$173	$167		$165	$166	$171
Ratios to Average Net Assets:
Gross expenses	0.96	%(5)(6)	0.79%	0.85%		0.80%	0.80%	0.80%
Net expenses	0.85	(5)(6)(7)	0.79 (7)	0.85		0.80	0.80	0.80
Net investment income	5.07	(5)	5.27	5.74		6.47	7.13	6.84
Portfolio Turnover Rate	3%		18%	39%		33%	28%	33%

(1)         For the six months ended April 30, 2007 (unaudited).

(2)         Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements the total return would have been lower. Past performance is no guarantee of future results.

(3)         The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan.  Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(4)         The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

(5)         Annualized.

(6)         Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.74%.

(7)         Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

16	Western Asset Municipal High Income Fund Inc. 2007 Semi-Annual Report

Notes to Financial Statements (unaudited)

1.          Organization and Significant Accounting Policies

Western Asset Municipal High Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. Securities for which market quotations are not readily available or are determined not to reflect fair value, will be valued in good faith by or under the direction of the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(d) Credit and Market Risk. The Fund invests in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among

Western Asset Municipal High Income Fund Inc. 2007 Semi-Annual Report	17

Notes to Financial Statements (unaudited) (continued)

other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(e) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2.          Investment Management Agreement and Other Transactions with Affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

During the six months ended April 30, 2007, the Fund was reimbursed for expenses in the amount of $95,677 for a portion of non-recurring payments due to retiring directors.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3.          Investments

During the six months ended April 30, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$7,582,916
Sales	4,693,546

18	Western Asset Municipal High Income Fund Inc. 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

At April 30, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$10,156,113
Gross unrealized depreciation	(4,619,551)
Net unrealized appreciation	$5,536,562

At April 30, 2007, the Fund had the following open futures contracts:

	Number of	Expiration	Basis	Market	Unrealized
Contracts to Sell:	Contracts	Date	Value	Value	Gain
U.S.Treasury Bonds	255	06/07	$28,819,860	$28,496,250	$323,610

4.          Capital Loss Carryforward

On October 31, 2006, the Fund had a net capital loss carryforward of approximately $24,160,946, of which $725,889 expires in 2007, $747,959 expires in 2008, $733,106 expires in 2009, $601,572 expires in 2010, $5,066,581 expires in 2011, $10,608,178 expires in 2012, and $5,677,661 expires in 2013. These amounts will be available to offset any future taxable gains.

5.          Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), the Fund’s prior investment manager, and Citigroup Global Markets Inc. (“CGM”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

Western Asset Municipal High Income Fund Inc. 2007 Semi-Annual Report	19

Notes to Financial Statements (unaudited) (continued)

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order.

On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Board selected a new transfer agent for the Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Fund’s manager does not believe that this matter will have a material adverse effect on the Affected Funds.

This Fund is not among the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

6.          Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management Inc. (“SBAM”) that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Sections 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net

20	Western Asset Municipal High Income Fund Inc. 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

7.          Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be November 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

* * *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

8.          Recent Developments

On May 21, 2007, the United States Supreme Court agreed to hear an appeal in Department of Revenue of Kentucky v. Davis, a case concerning the validity of statutes that create a state tax exemption for interest from municipal securities. The Kentucky Court of Appeals had held that Kentucky’s statute, which provided an exemption for interest earned on municipal securities of Kentucky issuers while taxing interest earned on municipal securities of issuers in other states, violated the Interstate Commerce Clause of the United States Constitution. If the Supreme Court were to adopt the reasoning of the Kentucky Court of Appeals, its decision would affect the state tax status of fund distributions. It is unclear how such a decision would affect the market for municipal securities, but it could adversely affect the value of securities held by the fund, and therefore of the fund’s shares. Such a decision could also prompt legislation at the state level that would have further impacts upon the taxability of fund distributions and upon the market for municipal securities.

Western Asset Municipal High Income Fund Inc. 2007 Semi-Annual Report	21

Financial Data (unaudited)

					Dividend
	Payable	NYSE	Net Asset	Dividend	Reinvestment
Record Date	Date	Closing Price*	Value*	Paid	Price

Fiscal Year 2006
11/21/05	11/25/05	6.96	7.94	0.0340	7.03
12/27/05	12/30/05	7.13	7.98	0.0340	7.16
1/24/06	1/27/06	7.30	8.01	0.0340	7.37
2/21/06	2/24/06	7.32	8.00	0.0340	7.39
3/28/06	3/31/06	7.34	8.02	0.0340	7.38
4/25/06	4/28/06	7.23	8.04	0.0340	7.35
5/23/06	5/26/06	7.30	8.06	0.0340	7.31
6/27/06	6/30/06	7.31	8.03	0.0340	7.29
7/21/06	7/28/06	7.40	8.06	0.0340	7.52
8/18/06	8/25/06	7.45	8.13	0.0340	7.53
9/22/06	9/29/06	7.73	8.20	0.0340	7.87
10/20/06	10/27/06	7.70	8.18	0.0340	7.79
Fiscal Year 2007
11/17/06	11/24/06	7.93	8.20	0.0340	7.99
12/22/06	12/29/06	7.78	8.23	0.0340	7.86
1/19/07	1/26/07	8.03	8.21	0.0340	8.05
2/16/07	2/23/07	8.03	8.23	0.0340	8.07
3/23/07	3/30/07	8.03	8.27	0.0340	8.07
4/20/07	4/27/07	8.24	8.26	0.0340	8.09
*As of record date

22	Western Asset Municipal High Income Fund Inc. 2007 Semi-Annual Report

Additional Shareholder Information (unaudited)

Result of Annual Meeting of Shareholders

The Annual Meeting of Shareholders of Western Asset Municipal High Income Fund Inc. was held on February 26, 2007, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of Directors

	Common Shares	Common Shares
Nominee	Voted For Election	Withheld
Daniel P. Cronin	18,804,770	103,955
Paolo M. Cucchi	18,799,891	108,834
Leslie H. Gelb	18,772,207	136,519

The following Directors, representing the balance of the Board of Directors, continue to serve as Directors: Carol L. Colman, Dwight B. Crane, William R. Hutchinson, Dr. Riordan Roett and Jeswald Salacuse.

Western Asset Municipal High Income Fund Inc.	23

Dividend Reinvestment Plan (unaudited)

The Fund’s policy, which may be changed by the Fund’s Board of Directors, is generally to make monthly distributions of substantially all its net investment income (i.e., income other than net realized capital gains) to the holders of the Fund’s capital shares. From time to time, when the Fund makes a substantial capital gains distribution, it may do so in lieu of paying its regular monthly dividend. Net income of the Fund consists of all income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. Net realized capital gains, if any, will be distributed to shareholders at least once a year.

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose capital shares are registered in his or her own name will have all distributions reinvested automatically by American Stock Transfer & Trust Company (“AST”), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional capital shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own capital shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST, as dividend-paying agent.

The number of capital shares distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of the capital shares is equal to or exceeds 98% of net asset value (“NAV”) per share on the determination date (generally, the record date for the distribution), participants will be issued capital shares valued at the greater of (1) 98% of the NAV or (2) 95% of the market price. To the extent that the Fund issues shares to participants in the Plan at a discount to NAV, the interests of remaining shareholders (i.e., those who do not participate in the Plan) in the Fund’s net assets will be proportionately diluted.

If 98% of the NAV per share of the capital shares at the time of valuation (which is the close of business on the determination date) exceeds the market price of capital shares, AST will buy capital shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. If, following the commencement of the purchases and before AST has completed its purchases, the market price exceeds 98% of what the NAV per share of the capital shares was at the valuation time, AST will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution by issuing shares at a price equal to the greater of (1) 98% of the NAV per share as of the valuation time, or (2) 95% of the then current market price. In this case, the number of shares of capital shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent AST is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share price paid by AST may exceed 98% of the NAV per share of the capital shares. AST will begin to purchase capital shares on the open market as soon as practicable after the payment date of the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after that date, except when necessary to comply with applicable provisions of the Federal securities laws.

24	Western Asset Municipal High Income Fund Inc.

Dividend Reinvestment Plan (unaudited) (continued)

AST maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Capital shares in the account of each Plan participant will be held by AST in uncertificated form in the name of the Plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. AST’s fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges shall apply with respect to its capital shares issued directly by the Fund under the Plan. Each Plan participant will, however, bear a pro-rata share of brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by AST or the Fund on at least 30 days’ written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038 or by telephone at 1-877-366-6441.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices its capital shares in the open market.

Western Asset Municipal High Income Fund Inc.	25

(This page intentionally left blank.)

(This page intentionally left blank.)

(This page intentionally left blank.)

Western Asset Municipal
High Income Fund Inc.

DIRECTORS	INVESTMENT MANAGER
Carol L. Colman	Legg Mason Partners Fund
Dwight B. Crane	Advisor, LLC
Daniel P. Cronin
Paolo M. Cucchi	SUBADVISER
Leslie H. Gelb	Western Asset Management
R. Jay Gerken, CFA	Company
Chairman
William R. Hutchinson	CUSTODIAN
Dr. Riordan Roett	State Street Bank and Trust
Jeswald W. Salacuse	Company
225 Franklin Street
OFFICERS	Boston, Massachusetts 02110
R. Jay Gerken, CFA
President and Chief	TRANSFER AGENT
Executive Officer	American Stock Transfer &
Trust Company
Kaprel Ozsolak	59 Maiden Lane
Chief Financial Officer	New York, New York 10038
and Treasurer
INDEPENDENT
Ted P. Becker	REGISTERED PUBLIC
Chief Compliance Officer	ACCOUNTING FIRM
KPMG LLP
Steven Frank	345 Park Avenue
Controller	New York, New York 10154

Robert I. Frenkel
Secretary and
Chief Legal Officer

This report is transmitted to the shareholders of the Western Asset Municipal High Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Western Asset Municipal High Income Fund Inc. WESTERN ASSET MUNICIPAL HIGH INCOME FUND INC. 125 Broad Street 10th Floor, MF-2 New York, New York 10004

www.leggmason.com/InvestorServices ©2007 Legg Mason Investor Services, LLC Member NASD, SIPC

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov.  The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

WAS04050 4/07 SR07-340

Information on how the Fund voted proxies relating to portfolio securities during the most-recent 12-month period ended June 30th of each year, and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund's website at www.leggmason.com/InvestorServices and (3) on the SEC's website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Although individual trustees may not agree with particular policies or votes by the manager or subadvisers, the Board has delegated proxy voting discretion to the manager and/or the subadvisers, believing that the manager and/or the subadvisers should be responsible for voting because it is a matter relating to the investment decision making process. LMPFA delegates the responsibility for voting proxies for the fund to the subadvisers through its contracts with the subadvisers. The subadvisers will use their own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of a subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the fund, the board of trustees of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the subadvisers and providing them to the fund as required for the fund to comply with applicable rules under the 1940 Act. The subadvisers’ Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are attached as Appendix A to this SAI. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/ InvestorServices and (3) on the SEC’s website at http://www.sec.gov.

Background

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

Policy

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in

(d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western (or, to the extent required to be considered by applicable law, its affiliates)

manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investmentUNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OFg into account the original intent of the fund
g into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1)                 Not applicable.

Exhibit 99.CODE ETH

(a) (2)                 Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Municipal High Income Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer
Western Asset Municipal High Income Fund Inc.

Date:	July 6, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
Western Asset Municipal High Income Fund Inc.

Date:	July 6, 2007

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer
Western Asset Municipal High Income Fund Inc.

Date:	July 6, 2007